May 1, 2007
                                                    (Amended September 17, 2007)

Prospectus

TOUCHSTONE INSTITUTIONAL FUNDS TRUST
Touchstone Sands Capital Institutional Growth Fund
Touchstone JSAM Institutional Large Cap Value Fund
Touchstone JSAM Institutional Value Fund






The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS                                                           May 1, 2007
                                                    (Amended September 17, 2007)

TOUCHSTONE INVESTMENTS
Touchstone Sands Capital Institutional Growth Fund
Touchstone JSAM Institutional Large Cap Value Fund
Touchstone JSAM Institutional Value Fund


Each Fund is a series of Touchstone Institutional Funds Trust (the OTrustO)(formerly Constellation Institutional Portfolios), a group of institutional equity funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Funds Group Trust (formerly Constellation Funds), a group of equity and bond mutual funds, Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Strategic Trust, a group of equity mutual funds. Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

Touchstone Institutional Funds Trust (the "Trust") is a mutual fund family that offers several investment funds (the "Funds"). The Funds have different investment objectives and strategies. This prospectus gives you important information about the shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is general information you should know about risk and return that is common to each Fund. For more detailed information about the Funds, please see:

TABLE OF CONTENTS
                                                                            Page

Touchstone Sands Capital Institutional Growth Fund
Touchstone JSAM Institutional Large Cap Value Fund
Touchstone JSAM Institutional Value Fund
Investments and Fund Management
Investing with Touchstone
Distributions and Taxes
Financial Highlights

To obtain more information about the Trust, please refer to the back cover of the Prospectus.

INTRODUCTION

Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Each Fund has its own investment objective and strategies for reaching that objective. Each sub-advisor (a "sub-advisor"), under the direction and oversight of Touchstone Advisors, Inc. ("Touchstone Advisors"), the investment advisor to the Trust, invests each Fund's assets in a way that it believes will help the Fund achieve its objective.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its objective. A sub-advisor's judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a sub-advisor does, you could lose money on your investment in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect the companies that issue these securities. These price movements, sometimes called volatility, may be greater or less, depending on the types of securities a Fund owns and the markets in which they trade. Some Funds own more securities in a single sector of the economy than other sectors, which may have a large impact on a Fund's performance. The effect of a change in the value of a single security on a Fund's share price will depend on how widely the Fund diversifies its holdings across companies, industries or sectors.

TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND

INVESTMENT OBJECTIVE       Long-term capital appreciation
INVESTMENT FOCUS           Common stocks of U.S. large capitalization companies

PRINCIPAL STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with above-average potential for revenue and earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. For purposes of this Fund, large capitalization companies are defined as companies with minimum market capitalizations at the time of purchase of $10 billion. The weighted average market capitalization of these companies is generally in excess of $40 billion, and the Fund generally does not invest in companies that have market capitalizations of less than $2 billion. The Fund will typically own between 25 and 30 stocks.

The Fund's sub-advisor, Sands Capital Management, LLC ("Sands Capital"), seeks companies with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued reasonably in relation to comparable companies in the market. Sands Capital generally considers selling a security when the prospects for future growth do not look promising.

PRINCIPAL RISKS

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which has the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that its primary market segment, investments in larger, growing companies, may underperform other market segments or the equity markets as a whole. Moreover, the sub-advisor's approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term capital appreciation but use different approaches to select stocks.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns.

The performance of large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities. The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a limited number of issuers than other mutual funds. As a non-diversified fund, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund for one year. The performance information shown is based on a full calendar year.


         2006     -5.85%                       Best Quarter
                                               4th Quarter 2006           2.87%

                                               Worst Quarter
                                               2nd Quarter 2006           -7.85%

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2006, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                                 Since Inception
                                                        1 Year     (1-21-2005)
                                                        ------   ---------------
Return Before Taxes                                     -5.85%       5.52%
Return After Taxes on Distributions                     -5.85%       5.52%
Return After Taxes on Distributions
   and Sale of Fund Shares                              -3.80%1      4.71%
Russell 1000 Growth Index2                               9.07%       9.34%

1 When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes", it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

2 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)        None1

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)
Management Fees                                                           0.78%
Distribution (12b-1) Fees                                                 None
Other Expenses                                                            0.02%
                                                                          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.80%2

1 A fee may be imposed for wire transfers of redemption proceeds.

2 The Fund pays a unified fee of 0.78% of assets under management to Touchstone Advisors for certain Fund expenses, including management and administration. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Other than brokerage or other transaction costs, federal and state registration and licensing fees and costs associated with providing prospectuses and periodic reports to current shareholders, the Fund does not anticipate incurring costs or expenses during the next 12 month period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                           1 Year   3 Years   5 Years   10 Years
Sands Capital Institutional Growth Fund      $82      $255      $444      $990

TOUCHSTONE JSAM INSTITUTIONAL LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE       Long-term growth of capital and income
INVESTMENT FOCUS           Common stocks of large capitalization companies

PRINCIPAL STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. and foreign companies with large market capitalizations that the sub-advisor, JS Asset Management, LLC ("JSAM"), believes have below-average valuations in light of their improving business fundamentals. For purposes of this Fund, large capitalization companies are defined as companies with market capitalizations in excess of the median market capitalization of companies in the Russell 1000 Value Index ($5.6 billion as of March 31, 2007). The Fund generally will own approximately 40 stocks.

The Fund may invest in foreign equity securities principally traded on non-U.S. exchanges as well as those traded in the U.S. in the form of American Depositary Receipts ("ADRs"). JSAM may use futures and options contracts for hedging purposes. The Fund's investments may include companies in the technology sector. Any income generated by the Fund will come from dividend-paying common stocks.

JSAM employs a "value" approach to stock selection, looking for stocks of companies with below-average valuations whose business fundamentals are expected to improve. In determining a company's valuation, JSAM considers factors such as price-to-cash flow, price-to-earnings and price-to-book ratios. JSAM seeks to identify the key drivers of a company's fundamental results and catalysts for change that may point to improving fundamentals in the future, such as new management or new or improved products. JSAM generally sells a security when it reaches a target price, or when it concludes that a company's business fundamentals are weakening.

The Fund's objective and principal strategies are fundamental and may not be changed without shareholder approval.

PRINCIPAL RISKS

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Issuers of foreign securities are usually not subject to the same degree of reporting, accounting and auditing regulation as U.S. issuers. Also, economic, political and diplomatic developments can adversely affect the Fund's investments in a foreign country, as can conditions in the securities markets where foreign stocks are principally traded.

Receipts (which include ADRs) are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When a Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

Futures contracts and options may be used to hedge against adverse changes in the market value of securities held by or to be bought for the Fund, or to lock in unrealized appreciation. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option gives the purchaser the right, in exchange for a premium, to assume a position in a security or futures contract at a specified exercise price during the term of the option. Even a small investment in derivative instruments can have a large impact. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

The Fund is subject to the risk that large capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, JSAM's approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek long-term growth of capital and income but use different approaches to select stocks.

The Fund is subject to the risk that its investments in the technology sector may at times be subject to greater market fluctuation than other sectors.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a limited number of issuers than other mutual funds. As a non-diversified fund, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund for one year. The performance information shown is based on a full calendar year.

         2006     17.32%                       Best Quarter
                                               4th Quarter 2006           10.02%

                                               Worst Quarter
                                               2nd Quarter 2006           -1.87%

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2006, to those of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                                 Since Inception
                                                        1 Year     (6-20-2005)
                                                        ------   ---------------
Return Before Taxes                                     17.32%       12.02%
Return After Taxes on Distributions                     15.19%       10.36%
Return After Taxes on Distributions
   and Sale of Fund Shares                              11.72%        9.44%
Russell 1000 Value Index1                               22.25%       16.32%

1 The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)         None1

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)
Management Fees                                                           0.70%
Distribution (12b-1) Fees                                                 None
Other Expenses                                                            0.05%
                                                                          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.75%2

1 A fee may be imposed for wire transfers of redemption proceeds.

2 The Fund pays a unified fee of 0.70% of assets under management to Touchstone Advisors for certain Fund expenses, including management and administration. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Other than brokerage or other transaction costs, federal and state registration and licensing fees and costs associated with providing prospectuses and periodic reports to current shareholders, the Fund does not anticipate incurring costs or expenses during the next 12 month period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                           1 Year   3 Years    5 Years  10 Years
JSAM Institutional Large Cap Value Fund     $77       $240       $417     $930

TOUCHSTONE JSAM INSTITUTIONAL VALUE FUND

INVESTMENT OBJECTIVE                Long-term growth of capital and income
INVESTMENT FOCUS                    Common stocks


PRINCIPAL STRATEGY

The Fund invests, under normal market conditions, in common stocks of U.S. and foreign companies that the sub-advisor, JSAM, believes have below-average valuations in light of their improving business fundamentals. The Fund can invest in companies of any size although JSAM intends to primarily invest the Fund's assets in stocks of companies with market capitalizations in excess of $1 billion.

The Fund generally will own approximately 50 stocks. The Fund may invest in foreign equity securities principally traded on non-U.S. exchanges as well as those traded in the U.S. in the form of ADRs. JSAM may use futures and options contracts to hedge against adverse changes in the market value of securities held by or to be bought for the Fund, or to lock in unrealized appreciation. Any income generated by the Fund will come from dividend-paying common stocks.

JSAM employs a "value" approach to stock selection, looking to acquire stocks of companies with below-average valuations whose business fundamentals are expected to improve. In determining a company's valuation, JSAM considers factors such as price-to-cash flow, price-to-earnings and price-to-book ratios. JSAM seeks to identify the key drivers of a company's fundamental results and catalysts for change that may point to improving fundamentals in the future, such as new management and new or improved products. JSAM generally sells a security when it reaches a target price, or when it concludes that a company's business fundamentals are weakening.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option gives the purchaser the right, in exchange for a premium, to assume a position in a security or futures contract at a specified exercise price during the term of the option.

The Fund's objective and principal strategies are fundamental and may not be changed without shareholder approval.

PRINCIPAL RISKS

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy. Issuers of foreign securities are usually not subject to the same degree of reporting, accounting and auditing regulation as U.S. issuers. Also, economic, political and diplomatic developments can adversely affect the Fund's investments in a foreign country, as can conditions in the securities markets where foreign stocks are principally traded.

Receipts (which include ADRs) are securities which evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When a Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

The Fund's use of futures and options may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. In addition, the Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Small and medium sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. As a consequence, stocks of these issuers may be more volatile than those of larger companies.

The Fund is subject to the risk that value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, JSAM's approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek long-term growth of capital and income, but use different approaches to select stocks.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a limited number of issuers than other mutual funds. As a non-diversified fund, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund for one year. The performance information shown is based on a full calendar year.

         2006     14.35%                       Best Quarter
                                               4th Quarter 2006           14.65%

                                               Worst Quarter
                                               2nd Quarter 2006           -7.92%

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2006, to those of the Russell Midcap Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                                 Since Inception
                                                        1 Year     (6-17-2005)
                                                        ------   ---------------
Return Before Taxes                                     14.35%       12.40%
Return After Taxes on Distributions                     10.81%        9.85%
Return After Taxes on Distributions
   and Sale of Fund Shares                               9.70%        9.22%
Russell Midcap Value Index1                             20.22%       17.46%

1 The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with a less than average growth orientation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)        None1

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)
Management Fees                                                           0.80%
Distribution (12b-1) Fees                                                 None
Other Expenses                                                            0.10%
                                                                          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.90%2

1 A fee may be imposed for wire transfers of redemption proceeds.

2 The Fund pays a unified fee of 0.80% of assets under management to Touchstone Advisors for certain Fund expenses, including management and administration. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses. Other than brokerage or other transaction costs, federal and state registration and licensing fees and costs associated with providing prospectuses and periodic reports to current shareholders, the Fund does not anticipate incurring costs or expenses during the next 12 month period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                     1 Year     3 Years     5 Years     10 Years
JSAM Institutional Value Fund         $92        $287         $498       $1,108

INVESTMENTS AND FUND MANAGEMENT

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the Trust's Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. A Fund will do so only if Touchstone Advisors or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

FUND COMPOSITION

The Sands Capital Institutional Growth Fund and the JSAM Institutional Large Cap Value Fund have adopted policies to invest, under normal circumstances, at least 80% of the value of their "assets" in certain types of investments suggested by their name (the "80% Policy"). For purposes of this 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets its 80% Policy because of circumstances beyond its control, such as changes in the value of Fund holdings, it would not have to sell its holdings but would have to make any new investments in such a way to comply with the 80% Policy.

PORTFOLIO TURNOVER

Each Fund may sell its securities, regardless of the length of time that they have been held, if Touchstone Advisors and/or the sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell securities due to economic, market, or other factors that are not within Touchstone Advisor's or the sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

THE ADVISOR

Touchstone Advisors, Inc., a registered investment advisor, located at 303 Broadway, Suite 1100, Cincinnati, OH 45202, serves as investment advisor to each Fund. Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2006, Touchstone Advisors had approximately $7.8 billion in assets under management.

As the Funds' advisor, Touchstone Advisors administers the Funds' investment programs and ensures compliance with the Funds' investment policies and guidelines in exchange for a unified management fee equal to a percentage of the average daily net assets of each Fund. During the fiscal year ended December 31, 2006, the Funds paid the following management fees:

   Sands Capital Institutional Growth Fund 0.78% of average daily net assets JSAM Institutional Large Cap Value Fund 0.70% of average daily net assets
   JSAM Institutional Value Fund               0.80% of average daily net assets

Under the unified fee arrangement, Touchstone Advisors is responsible for compensating any third party engaged by Touchstone Advisors to provide services under its supervision, including sub-advisors, sub-administrators, transfer and dividend disbursing agents, and custodians. Touchstone Advisors is also responsible for fees of the independent Trustees, the independent registered public accounting firm and legal counsel. The unified fee arrangement does not include the costs of any interest, taxes, dues, fees and other charges of governments and their agencies including the costs of qualifying shares for sale in any jurisdiction, or brokerage or other transaction costs. In addition, the unified fee does not include legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Funds, its officers or Trustees are a party or incurred in anticipation of becoming a party.

THE SUB-ADVISORS

Sands Capital Management, LLC ("Sands Capital") located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, is registered under the Investment Advisers Act of 1940 and serves as the sub-advisor to the Sands Capital Institutional Growth Fund. As sub-advisor, Sands Capital makes investment decisions for this Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2006, Sands Capital had approximately $19.6 billion in assets under management.

Sands Capital is entitled to receive investment sub-advisory fees from Touchstone Advisors based on the monthly average net value of the Fund's assets, as follows:

   Sands Capital Institutional Growth Fund     0.45% of average daily net assets

JS Asset Management, LLC ("JSAM") located at One Tower Bridge, 100 Front Street, Suite 501, West Conshohocken, PA 19428, is registered under the Investment Advisers Act of 1940 and serves as the sub-advisor to the JSAM Institutional Large Cap Value Fund and the JSAM Institutional Value Fund. As sub-advisor, JSAM makes investment decisions for these Funds and also ensures compliance with each Fund's investment policies and guidelines. As of December 31, 2006, JSAM had approximately $210.5 million in assets under management.

JSAM is entitled to receive investment sub-advisory fees from Touchstone Advisors based on the monthly average net value of the Fund's assets, as follows:

  JSAM Institutional Large Cap Value Fund     0.40% on assets up to $250 million
                                              0.35% on assets over $250 million

  JSAM Institutional Value Fund               0.50% on assets up to $250 million
                                              0.45% on assets over $250 million

Related Performance Information for Similar Accounts Managed by Sands Capital

Sands Capital has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies, and principal investment strategies as the Sands Capital Institutional Growth Fund.

The tables below are designed to show you how composites of all similar growth equity accounts managed by Sands Capital performed over various periods in the past. The accounts comprising the Sands Capital Growth Equity Composite have investment objectives, policies and principal strategies that are substantially similar to those of the Fund. The performance information is calculated in accordance with CFA Institute (formerly, AIMR) standards.

Sands Capital Growth Equity Composite

The table below shows the returns for the Sands Capital Growth Equity Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2006. The returns of the Sands Capital Growth Equity Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.

This information is designed to demonstrate the historical track record of Sands Capital. It does not indicate how the Sands Capital Institutional Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Sands Capital Growth Equity Composite includes accounts managed by Sands Capital that pay lower expenses than those paid by shareholders of the Sands Capital Institutional Growth Fund. Higher expenses reduce returns to investors. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital.

Average Annual Returns as of December 31, 2006
--------------------------------------------------------------------------------
                                         1 Year     3 Year    5 Year     10 Year
                                         Average    Average   Average    Average
                                         Annual     Annual    Annual     Annual
                                         Return     Return    Return     Return

Sands Capital Growth Equity Composite    -5.68%      7.90%     4.49%      9.75%
Russell 1000 Growth Index                 9.07%      6.87%     2.69%      5.44%
--------------------------------------------------------------------------------

Average Annual Returns - 1992 to 2006 as of December 31, 2006
--------------------------------------------------------------------------------
                                                  Sands Capital        Russell
                                                  Growth Equity      1000 Growth
                                                    Composite           Index

2006                                                  -5.68%             9.07%
2005                                                  10.53%             5.26%
2004                                                  20.53%             6.30%
2003                                                  36.26%            29.75%
2002                                                 -27.24%           -27.88%
2001                                                 -15.79%           -20.42%
2000                                                 -18.38%           -22.42%
1999                                                  47.57%            33.16%
1998                                                  54.11%            38.71%
1997                                                  30.22%            30.49%
1996                                                  38.12%            23.12%
1995                                                  42.31%            37.19%
1994                                                   3.21%             2.66%
1993                                                  -0.35%             2.90%
1992                                                   5.76%             5.00%

PORTFOLIO MANAGERS

The Sands Capital Institutional Growth Fund is managed by the team of Frank M. Sands, Sr., Frank M. Sands, Jr., and David E. Levanson. Frank M. Sands, Sr., CFA, Chief Executive Officer and Chief Investment Officer, co-founded Sands Capital in 1992. He has 32 years of investment experience. Frank M. Sands, Jr., CFA, President, Director of Research and Senior Portfolio Manager, joined Sands Capital in June 2000. He has 12 years of investment experience. David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2002. He has 15 years of investment experience.

The JSAM Institutional Large Cap Value Fund and the JSAM Institutional Value Fund are managed by John Schneider. John Schneider founded JSAM in March 2005 and serves as its President and Chief Investment Officer. From 1999 to 2005, he was a Portfolio Manager with PIMCO Equity Advisors, where he managed two mutual funds with over $10 billion in assets. He has over 20 years of investment experience.

The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in their managed Fund(s). A discussion of the basis for the Board of Trustees approval of the Funds' management and sub-advisory agreements appears in the Trust's June 30, 2006 Semi-Annual Report.

INVESTING WITH TOUCHSTONE

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Funds directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Funds.

* INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

OPENING AN ACCOUNT

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

o Purchase orders received by financial institutions by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's net asset value ("NAV"). Purchase orders received by financial institutions after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

o Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

o Your financial institutions may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

INVESTING IN THE FUNDS

Each Fund has a minimum investment amount. The Sands Capital Institutional Growth Fund requires a minimum initial investment of $1 million. The JSAM Institutional Large Cap Value Fund and the JSAM Institutional Value Fund each require a minimum initial investment of $500,000. The Funds, through Touchstone Advisors, may waive these minimum amounts at their sole discretion.

Note: These minimums are not applicable to investments by employees and benefit plans covering employees of the sub-advisors.

The Trust, in its sole discretion, may accept or reject any investment in the Funds.

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. When shares are purchased this way, there may be various differences. The processing organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

      * For more information about how to purchase shares, call Touchstone at 1.800.543.0407 or call your financial institution.

PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or its authorized agent, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or its authorized agent, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's authorized agent to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

By check

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your Bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

DIRECT DEPOSIT PURCHASE PLAN

You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or its authorized agent, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

By telephone

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

By mail

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

By wire

o     Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

Through a systematic withdrawal plan

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

Through your financial advisor or processing organization

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

* INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. Shares purchased by check may be required to be on deposit for 15 days before the Fund will mail redemption proceeds. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to redeem your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons.

DISTRIBUTION ARRANGEMENTS

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

MARKET TIMING POLICIES AND PROCEDURES

Market timing or excessive trading in accounts that you own or control may disrupt Fund investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. In addition, there are specific risks that apply to investments in smaller capitalization securities that may impact the JSAM Institutional Value Fund. These include the risk that a small cap security may be so thinly traded that its price is stale, causing a fund that holds a large position of that security to be a target for market timers. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Funds within 2 weeks of an earlier purchase or exchange request out of any Fund, or (ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Fund to another Fund and back to the original Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers in which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce its market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

PRICING OF FUND SHARES

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or its authorized agent.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments.

Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The Funds may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

DISTRIBUTION OF FUND SHARES

Touchstone Securities, Inc. (the "Distributor"), a registered broker-dealer, is the principal underwriter of the Funds.

The Distributor is an affiliate of Touchstone Advisors, and receives no compensation for distributing shares of the Funds.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their income, if any, quarterly as a dividend to shareholders. The Funds distribute capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To make or change your election, simply send the Trust a written notice.

TAX INFORMATION

DISTRIBUTIONS. The Funds may make distributions of dividends that may be taxed at different rates depending on the length of time a Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

INVESTOR INQUIRIES

Investor inquiries should be addressed to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or you may call 1.800.543.0407.

FINANCIAL HIGHLIGHTS

The financial highlights table for the Funds is intended to help you understand the Funds' financial performance during the period of their operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal year ended December 31, 2006 were audited by Ernst & Young LLP ("E&Y"), independent registered public accountants. The financial highlights for all other periods were audited by another independent registered public accountant. E&Y's report, along with the Trust's financial statements and related notes, appears in the 2006 Annual Report, which is available at no charge upon request by calling 1.800.543.0407. The 2006 Annual Report has been incorporated by reference into the SAI.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

                                                   Touchstone Sands               Touchstone JSAM            Touchstone JSAM
                                                Capital Institutional         Institutional Large Cap          Institutional
                                                      Growth Fund                    Value Fund                 Value Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                For the        For the          For the     For the        For the      For the
                                                Year End      Period End        Year End   Period End      Year End    Period End
                                                Dec. 31,       Dec. 31,         Dec. 31,    Dec. 31,        Dec. 31,    Dec. 31,
                                                 2006           2005(1)          2006        2005(2)         2006        2005(3)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
       Beginning of Period                    $    11.79      $    10.00      $     9.97   $    10.00     $    10.33   $    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income (loss)                    (0.04)          (0.02)           0.12         0.05           0.02         0.02
   Net realized and unrealized
   gains (losses) on investments                   (0.65)           1.81            1.59         0.09           1.45         0.45
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (0.69)           1.79            1.71         0.14           1.47         0.47

Less Distributions:
       Distributions from net
       investment income                              --              --           (0.12)       (0.05)         (0.02)       (0.02)
       Distributions from capital gains               --              --           (0.61)       (0.12)         (1.13)       (0.12)
---------------------------------------------------------------------------------------------------------------------------------
                 Total distributions                  --              --           (0.73)       (0.17)         (1.15)       (0.14)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    11.10      $    11.79      $    10.95   $     9.97     $    10.65   $    10.33
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                       (5.85)%         17.90%**        17.32%        1.43%**       14.35%        4.69%**

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000):              $1,234,451      $  615,503      $   21,846   $   14,673     $   10,202   $    7,714

       Ratio of expenses to
       average net assets:                          0.80%           0.79%*          0.75%        0.71%*         0.90%        0.83%*

       Ratio of net investment income (loss)
       to average net assets:                      (0.44)%         (0.45)%*         1.18%        1.24%*         0.24%        0.34%*

       Portfolio turnover rate:                    28.44%          15.62%**        81.69%       44.74%**       88.07%       42.99%**

--------------

(1)Fund commenced operations on January 21, 2005.
(2)Fund commenced operations on June 20, 2005.
(3)Fund commenced operations on June 17, 2005.
*Calculation is annualized.
**Calculation is not annualized.

Touchstone Investments

DISTRIBUTOR

Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT

JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES

1.800.543.0407


*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

ADDITIONAL INFORMATION

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about each Fund's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year. The reports also contain detailed financial information about the Funds.

To obtain an SAI, Annual or Semi-Annual Report, or more information:

By Telephone               Call 1.800.543.0407

By Mail                    Touchstone Investments
                           P.O. Box 5354
                           Cincinnati, OH 45201-5354

By Internet                http://www.touchstoneinvestments.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1.202.551.8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Trust's Investment Company Act registration number is 811-21113.

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST

               TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND
               TOUCHSTONE JSAM INSTITUTIONAL LARGE CAP VALUE FUND
                    TOUCHSTONE JSAM INSTITUTIONAL VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2007
                           AMENDED SEPTEMBER 17, 2007

This Statement of Additional Information ("SAI") is not a prospectus and relates to the Sands Capital Institutional Growth, JSAM Institutional Large Cap Value and JSAM Institutional Value Funds (the "Funds"). It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Funds' Prospectus dated May 1, 2007, as amended September 17, 2007. The Funds are series of Touchstone Institutional Funds Trust (the "Trust"). The Funds' financial statements are contained in the Trust's Annual Report and Semiannual Report, which are incorporated by reference into this SAI. The Trust's Prospectus or the Trust's most recent Annual or Semiannual Report may be obtained by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at 1.800.543.0407 or by visiting their website at www.touchstoneinvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST
                            303 BROADWAY, SUITE 1100
                           CINCINNATI, OHIO 45202-4203

                                TABLE OF CONTENTS

                                                                            PAGE

The Trust.....................................................................

Description of Non-Principal Investments and Risk Factors.....................

Investment Limitations........................................................

Trustees and Officers of the Trust............................................

The Investment Advisor and Sub-Advisors.......................................

Portfolio Managers............................................................

Other Service Providers.......................................................

Purchase and Redemption of Shares.............................................

Determination of Net Asset Value..............................................

Taxes.........................................................................

Securities Transactions.......................................................

Portfolio Holdings............................................................

Voting........................................................................

Description of Shares.........................................................

Code of Ethics................................................................

Proxy Voting..................................................................

Control Persons and Principal Shareholders....................................

Financial Statements..........................................................

Appendix A - Proxy Voting Policies and Procedures ............................

THE TRUST

The Trust is an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated May 30, 2002 (the "Declaration of Trust"). The Trust was formerly named Westlakes Institutional Portfolios and changed its name in September, 2004 to Constellation Institutional Portfolios. The Trust was renamed Touchstone Institutional Funds Trust in September, 2007. The Trust currently offers three
Funds: the Sands Capital Institutional Growth Fund, the JSAM Institutional Large Cap Value Fund and the JSAM Institutional Value Fund. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of Funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") serves as the advisor for each Fund. Sands Capital Management, LLC ("Sands Capital") serves as the sub-advisor to the Sands Capital Institutional Growth Fund. JS Asset Management, LLC ("JSAM") serves as sub-advisor to the JSAM Institutional Large Cap Value Fund and JSAM Institutional Value Fund. Sands Capital and JSAM are each a "Sub-Advisor," and together are "Sub-Advisors." Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Each Fund may also invest in the investments listed below or engage in the investment techniques listed below unless otherwise indicated.

BORROWING. Each Fund may borrow money equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. A Fund may borrow more than 5% of its total assets from a bank, provided that if borrowings exceed 5%, the Fund maintains assets totaling at least 300% of the amount borrowed when the amount borrowed is added to the Fund's other assets. This means that a Fund may borrow up to one-half (50%) the value of its total assets, including the amount borrowed. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in a Fund's return. The Funds may be required to liquidate their securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.

INVESTMENT COMPANY SHARES. Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Touchstone Advisors has received an exemptive order from the SEC that permits each Fund to invest its uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund may invest up to 25% of its assets in affiliated money market funds, subject to that Fund's investment limitations and certain other conditions pursuant to the exemptive order.

INITIAL PUBLIC OFFERINGS ("IPOS"). The JSAM Institutional Large Cap Value Fund and the JSAM Institutional Value Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

MICRO-CAP COMPANY RISK. The Funds may invest in companies with market capitalizations that fall at the lower extreme of the market capitalization range (micro-capitalization companies). These micro-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The stocks of micro-cap companies are less stable in price and less liquid than the stocks of larger, more established companies.

MONEY MARKET INSTRUMENTS. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

PORTFOLIO TURNOVER. An annual portfolio turnover rate in excess of 100% may result from a Sub-Advisor's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

PRIVATELY-PLACED SECURITIES. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund. Repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The Trust's Custodian (or its agent) must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RIGHTS. Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

SECURITIES LENDING. In order to generate supplemental income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

U.S. GOVERNMENT AGENCY OBLIGATIONS. Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. Government or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry or group of industries.

2.    Issue senior securities.

3. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its fund securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending fund securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that each Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

Except as otherwise indicated, the Funds' investment policies and restrictions, including those described in "Description of Permitted Investments and Risks" are not fundamental and may be changed without a vote of shareholders.

Except for the limitation on borrowings and illiquid securities, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

NONFUNDAMENTAL POLICIES

The following investment limitations are nonfundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the Fund's fundamental limitation on borrowing, as described above.

2.    Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box."

4. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

5.    Invest 15% or more of its net assets in illiquid securities.

6. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

80% NONFUNDAMENTAL POLICY (SANDS CAPITAL INSTITUTIONAL GROWTH FUND AND JSAM INSTITUTIONAL LARGE CAP VALUE FUND). The Sands Capital Institutional Growth Fund has adopted a nonfundamental policy whereby it will invest at least 80% of its assets in common stocks of U.S. companies with above-average potential for revenue and earnings growth. The JSAM Institutional Large Cap Value Fund has adopted a nonfundamental policy whereby it will invest at least 80% of its assets in common stocks of U.S. and foreign companies with large market capitalizations believed to have below-average valuations in light of their improving business fundamentals. These policies may be changed by the Board of Trustees without shareholder approval.

Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separately from other communications to the shareholder.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Funds Group Trust (formerly Constellation Funds), Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
         NAME              POSITION       TERM OF          PRINCIPAL OCCUPATION(S) DURING            NUMBER            OTHER
        ADDRESS              HELD         OFFICE                    PAST 5 YEARS                    OF FUNDS       DIRECTORSHIPS
          AGE                WITH           AND                                                     OVERSEEN          HELD(4)
                            TRUST         LENGTH                                                     IN THE
                                          OF TIME                                                  TOUCHSTONE
                                         SERVED(2)                                                    FUND
                                                                                                   COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee and   Until          Senior Vice President of The Western and         52        Director of
Touchstone               President     retirement     Southern Life Insurance Company.                           LaRosa's (a
Advisors, Inc                          at age 75 or   President and a director of IFS                            restaurant
303 Broadway                           until she      Financial Services, Inc. (a holding                        chain).
Cincinnati, OH                         resigns or     company).  She is a director of Capital
Year of Birth:  1955                   is removed     Analysts Incorporated (an investment
                                                      advisor and broker-dealer), IFS Fund
                                       Trustee        Distributors, Inc. (a broker-dealer),
                                       since 2006     Touchstone Advisors, Inc. (the Trust's
                                                      investment advisor and administrator)
                                                      and Touchstone Securities, Inc. (the
                                                      Trust's distributor).  She is also
                                                      President and a director of IFS Agency
                                                      Services, Inc. (an insurance agency),
                                                      W&S Financial Group Distributors, Inc.
                                                      (an annuity distributor) and IFS
                                                      Systems, Inc.  She is Senior Vice
                                                      President and a director of W&S
                                                      Brokerage Services, Inc. (a
                                                      broker-dealer). She is President and
                                                      Chief Executive Officer of Integrity
                                                      Life Insurance Company and National
                                                      Integrity Life Insurance Company.  She
                                                      is President of Touchstone Tax-Free
                                                      Trust, Touchstone Investment Trust,
                                                      Touchstone Variable Series Trust,
                                                      Touchstone Strategic Trust, Touchstone
                                                      Funds Group Trust and Touchstone
                                                      Institutional Funds Trust.  She was
                                                      President of Touchstone Advisors, Inc.,
                                                      and Touchstone Securities, Inc. until
                                                      2004.
-----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee       Until          Chairman of the Board, President and                 52    Director of The
The Western and                        retirement     Chief Executive Officer of The Western                     Andersons (an
Southern Life                          at age 75 or   and Southern Life Insurance Company,                       agribusiness and
Insurance                              until he       Western- Southern Life Assurance Company                   retailing
Company                                resigns or     and Western & Southern Financial Group,                    company);
400 Broadway                           is removed     Inc.; Director and Chairman of Columbus                    Convergys
Cincinnati, OH                                        Life Insurance Company; Fort Washington                    Corporation (a
Year of Birth:  1949                   Trustee        Investment Advisors, Inc., Integrity                       provider of
                                       since 2007     Life Insurance Company and National                        business support
                                                      Integrity Life Insurance Company;                          systems and
                                                      Director of Eagle Realty Group, Inc. and                   customer care
                                                      Eagle Realty Investments, Inc.;                            operations) and
                                                      Director, Chairman and CEO of WestAd,                      Fifth Third
                                                      Inc.; President and Trustee of Western &                   Bancorp.
                                                      Southern Financial Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
         NAME              POSITION       TERM OF          PRINCIPAL OCCUPATION(S) DURING            NUMBER            OTHER
        ADDRESS              HELD         OFFICE                    PAST 5 YEARS                    OF FUNDS       DIRECTORSHIPS
          AGE                WITH           AND                                                     OVERSEEN          HELD(4)
                            TRUST         LENGTH                                                     IN THE
                                          OF TIME                                                  TOUCHSTONE
                                         SERVED(2)                                                    FUND
                                                                                                   COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox            Trustee      Until          President and Chief Executive Officer of         52        Director of the
105 East Fourth Street                 retirement     Cox Financial Corp. (a financial                           Federal Reserve
Cincinnati, OH                         at age 75 or   services company).                                         Bank of
Year of Birth:  1947                   until he                                                                  Cleveland and
                                       resigns or                                                                Duke Energy (a
                                       is removed                                                                utility
                                                                                                                 company);
                                       Trustee                                                                   Chairman of The
                                       since 2006                                                                Cincinnati Bell
                                                                                                                 Telephone
                                                                                                                 Company LLC;
                                                                                                                 Director of The
                                                                                                                 Timken Company
                                                                                                                 (a manufacturer
                                                                                                                 of bearings,
                                                                                                                 alloy steels and
                                                                                                                 related products
                                                                                                                 and services);
                                                                                                                 Director of
                                                                                                                 Diebold,
                                                                                                                 Incorporated (a
                                                                                                                 provider of
                                                                                                                 integrated
                                                                                                                 self-service
                                                                                                                 delivery and
                                                                                                                 security
                                                                                                                 systems).
-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner          Trustee      Until          Principal of HJL Enterprises (a                  52        None
c/o Touchstone                         retirement     privately held investment company).
Advisors, Inc.                         at age 75 or
303 Broadway                           until he
Cincinnati, OH                         resigns or
Year of Birth:  1938                   is removed

                                       Trustee
                                       since 2007
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann        Trustee      Until          Executive for Duro Bag Manufacturing Co.         52        Trustee of
c/o Touchstone                         retirement     (a bag manufacturer);  President of Shor                   Jewish Hospital,
Advisors, Inc.                         at age 75 or   Foundation for Epilepsy Research (a                        Greater
303 Broadway                           until he       charitable foundation);  Trustee of                        Cincinnati Arts
Cincinnati, OH                         resigns or     Riverfront Funds (mutual funds) from                       & Education
Year of Birth:  1938                   is removed     1999 - 2004.                                               Center and
                                                                                                                 Cincinnati Arts
                                       Trustee                                                                   Association.
                                       since 2006
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg       Trustee      Until          Retired Partner of KPMG LLP (a certified         52        Trustee of
c/o Touchstone                         retirement     public accounting firm).  He is Vice                       Tri-Health
Advisors, Inc.                         at age 75 or   President of St. Xavier High School.                       Physician
303 Broadway                           until he                                                                  Enterprise
Cincinnati, OH                         resigns or                                                                Corporation.
Year of Birth:  1934                   is removed

                                       Trustee
                                       since 2006
-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti           Trustee      Until          CEO, Chairman and Director of Avaton,            52        Director of QMed
c/o Touchstone                         retirement     Inc. (a wireless entertainment company)                    (a health care
Advisors, Inc.                         at age 75 or   until 2006.  President of Cincinnati                       management
303 Broadway                           until he       Biomedical (a life science and economic                    company).
Cincinnati, OH                         resigns or     development company). CEO, Chairman and
Year of Birth:  1948                   is removed     Director of Astrum Digital Information
                                                      (an information monitoring company) from
                                       Trustee        2000 until 2001.
                                       since 2007
-----------------------------------------------------------------------------------------------------------------------------------

1 Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of the Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor and the Distributor, and an officer of other affiliates of the Advisor and the Distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3 The Touchstone Fund Complex consists of 3 series of the Trust, 5 series of Touchstone Investment Trust, 17 series of Touchstone Funds Group Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, , 15 variable annuity series of Touchstone Variable Series Trust.

4 Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
        NAME             POSITION        TERM OF           PRINCIPAL OCCUPATION(S) DURING          NUMBER OF           OTHER
       ADDRESS          HELD WITH      OFFICE AND                   PAST 5 YEARS                     FUNDS         DIRECTORSHIPS
         AGE             TRUST(1)       LENGTH OF                                                 OVERSEEN IN          HELD
                                          TIME                                                        THE
                                         SERVED                                                    TOUCHSTONE
                                                                                                      FUND
                                                                                                   COMPLEX(2)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder       President     Until            See biography above.                             52        See biography
Touchstone             and Trustee   resignation,                                                                above.
Advisors, Inc.                       removal or
303 Broadway                         disqualification
Cincinnati, OH
Year of Birth:  1955                 President since
                                     2004;
                                     President from
                                     2000-2002
-----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch        Vice          Until             Senior Vice President-Compliance of IFS          52        None
Touchstone             President and resignation,      Financial Services, Inc., Director of
Advisors, Inc.         Chief         removal or        Compliance of W&S Brokerage Services,
303 Broadway           Compliance    disqualification  Inc.; Chief Compliance Officer of
Cincinnati, OH         Officer                         Puglisi & Co. from 2001 until 2002.
Year of Birth:  1956                 Vice President
                                     since 2003
------------------------------------------------------------------------------------------------------------------------------------
James H. Grifo         Vice          Until             President of Touchstone Securities, Inc.         52        None
Touchstone             President     resignation,      and Touchstone Advisors, Inc.; Managing
Securities, Inc.                     removal or        Director, Deutsche Asset Management
303 Broadway                         disqualification  until 2001.
Cincinnati, OH
Year of Birth:  1951                 Vice President
                                     since 2004
------------------------------------------------------------------------------------------------------------------------------------
William A. Dent        Vice          Until             Senior Vice President of Touchstone              52        None
Touchstone             President     resignation,      Advisors, Inc.; Marketing Director of
Advisors, Inc.                       removal or        Promontory Interfinancial Network from
303 Broadway                         disqualification  2002-2003.
Cincinnati, OH
Year of Birth:  1963                 Vice President
                                     since 2004
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft   Controller    Until             Senior Vice President, Chief Financial           52        None
Touchstone             and           resignation,      Officer and Treasurer of IFS Fund
Advisors, Inc.         Treasurer     removal or        Distributors, Inc.; Senior Vice
303 Broadway                         disqualification  President and Chief Financial Officer of
Cincinnati, OH                                         W & S Brokerage Services, Inc.; Chief
Year of Birth:  1962                 Controller        Financial Officer of IFS Financial
                                     since 2000        Services, Inc., Touchstone Advisors,
                                                       Inc. and Touchstone Securities, Inc.;
                                     Treasurer         Senior Vice President and Chief
                                     since 2003        Financial Officer of Fort Washington
                                                       Investment Advisors, Inc.; Assistant
                                                       Treasurer of Fort Washington Capital
                                                       Partners, LLC.; Assistant Treasurer for
                                                       Tristate Ventures, LLC. She served as
                                                       Senior Vice President, Chief Financial
                                                       Officer and Treasurer of Integrated
                                                       Investment Services, Inc. up to April
                                                       2007.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton          Secretary     Until             Assistant Vice President and Senior              52        None
Integrated                           resignation,      Counsel at JPMorgan Chase Bank, N.A.
Investment Services,                 removal or
Inc.                                 disqualification
303 Broadway
Cincinnati, OH                       Secretary
Year of Birth:  1970                 since 2006.
                                     Assistant
                                     Secretary from
                                     2002 - 2006
------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust,

(2) The Touchstone Fund Complex consists of 3 series of the Trust, 17 series of Touchstone Funds Group Trust, 5 series of Touchstone Investment Trust, 8 series of Touchstone Strategic Trust, 4 series of the Touchstone Tax-Free Trust and 15 variable annuity series of Touchstone Variable Series Trust.

MANAGEMENT OF THE FUNDS

Trustees' Ownership in the Funds. The following table reflects the Trustees' beneficial ownership in the Fund and the Touchstone Fund Complex as of December 31, 2006.

--------------------------------------------------------------------------------
                              Dollar Range       Aggregate Dollar Range of
                             of Securities      Securities in the Touchstone
                              in the Trust            Fund Complex(1)
--------------------------------------------------------------------------------
Jill T. McGruder                  None                 Over $100,000
John F. Barrett                   None                 Over $100,000
Phillip R. Cox                    None                 Over $100,000
H. Jerome Lerner                  None                 Over $100,000
Donald C. Siekmann                None                 Over $100,000
Robert E. Stautberg               None                 Over $100,000
John P. Zanotti                   None               $50,001 - $100,000
--------------------------------------------------------------------------------

(1) The Touchstone Fund Complex consists of 3 series of the Trust, 5 series of Touchstone Investment Trust, 17 series of Touchstone Funds Group Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust and 15 variable annuity series of Touchstone Variable Series Trust.

COMPENSATION TO TRUSTEES. The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended December 31, 2006. The Trustees began serving on the Board on March 1, 2006, with the exception of Messrs. Barrett, Lerner and Zanotti who began serving on the Board on February 5, 2007.

-------------------------------------------------------------------------------------------------------------------------------
NAME                                  AGGREGATE               PENSION OR          ESTIMATED            TOTAL COMPENSATION
                                COMPENSATION FROM THE         RETIREMENT       ANNUAL BENEFITS        FROM THE TOUCHSTONE
                                 TRUST FOR THE FISCAL      BENEFITS ACCRUED          UPON               FUND COMPLEX(2)
                                 YEAR ENDED DECEMBER       AS PART OF TRUST       RETIREMENT       FOR THE FISCAL YEAR ENDED
                                       31, 2006                EXPENSES                                DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                      $      --               $      --           $      --               $       --
-------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox(1)                     $  47,750               $      --           $      --               $   98,750
-------------------------------------------------------------------------------------------------------------------------------
Donald Siekmann(1)                    $  50,000               $      --           $      --               $   95,000
-------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg(1)                $  53,500               $      --           $      --               $  108,500
-------------------------------------------------------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

(2) The Touchstone Fund Complex consists of 3 series of the Trust, 5 series of Touchstone Investment Trust, 17 series of Touchstone Funds Group Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust and 15 variable annuity series of Touchstone Variable Series Trust.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann, Stautberg and Zanotti are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended December 31, 2006, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee was formed in February 2007 and held one meeting during the fiscal year ended March 31, 2007.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

THE INVESTMENT ADVISOR AND SUB-ADVISORS

THE INVESTMENT ADVISOR

Touchstone Advisors, Inc. serves as the Funds' investment advisor under the terms of a management agreement (the "Management Agreement"). Under the Management Agreement, Touchstone Advisors continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. Under the Management Agreement, Touchstone Advisors also provides administrative services to the Trust, and may hire other service providers, including its affiliates, to perform administrative services. Touchstone Advisors is responsible for compensating any third party engaged by Touchstone Advisors to provide services under its supervision, including the Sub-Advisors, sub-administrators and transfer and dividend disbursing agent. Touchstone Advisors is also responsible for payment of fees of the Independent Trustees, custodian, independent public accountant, legal counsel (excluding costs in connection with certain litigation or administrative actions), bookkeeper, accounting agent and all other clerical and administrative functions. The unified management fee does not include the costs of any interest, taxes, dues, fees, or similar costs, costs of qualifying shares for sale in any jurisdiction, brokerage or other transaction costs, or certain extraordinary expenses.

Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

Pursuant to the Management Agreement, each Fund pays Touchstone Advisors a unified fee for providing management and administrative services, payable monthly equal to the following percentage of such Fund's average daily net assets on an annual basis:

         Sands Capital Institutional Growth Fund                    0.78%
         JSAM Institutional Large Cap Value Fund                    0.70%
         JSAM Institutional Value Fund                              0.80%

During the fiscal year ended December 31, 2006, the Funds paid the following unified advisory fees:

         Sands Capital Institutional Growth Fund              $ 7,871,160
         JSAM Institutional Large Cap Value Fund              $   129,176
         JSAM Institutional Value Fund                        $    65,975

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Management Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds, and (ii) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Fund, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder and Mr. Barrett may be deemed to be an affiliate of the Advisor. Ms. McGruder is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. Barrett is President and Chairman of the Advisor's parent companies and an officer of other affiliates of the Advisor. Ms. McGruder and Mr. Barrett, by reason of these affiliations, may directly or indirectly receive benefits from the management fees paid to the Advisor.

THE SUB-ADVISORS

SANDS CAPITAL MANAGEMENT. Sands Capital, located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, is a professional investment management firm, and is registered with the SEC as an investment adviser. Sands Capital serves as the sub-advisor to the Sands Capital Institutional Growth Fund under a written sub-advisory agreement. Sands Capital makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2006, Sands Capital had approximately $19.6 billion in assets under management. Sands Capital is controlled by Frank M. Sands, Sr., Frank M. Sands, Jr., Robert C. Hancock and the Sands Family Trust, LLC.

For its services as Sub-Advisor to the Sands Capital Institutional Growth Fund, Sands Capital receives a sub-advisory fee from Touchstone Advisors at an annualized rate of 0.45% of the monthly average net value of the Fund's assets.

JS ASSET MANAGEMENT. JSAM, located at One Tower Bridge, 100 Front Street, West Conshohocken, PA 19428, is a professional investment management firm, and is registered with the SEC as an investment adviser. JSAM serves as the sub-advisor to the JSAM Institutional Large Cap Value and JSAM Institutional Value Funds under a written sub-advisory agreement. JSAM makes investment decisions for the Funds and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2006, JSAM had approximately $210.5 billion in assets under management. JSAM is controlled by John Schneider.

For its services as Sub-Advisor to the Funds, JSAM receives a sub-advisory fee from Touchstone Advisors at an annualized rate, based on the monthly average net value of each Fund, as follows:

   JSAM Institutional Large Cap Value Fund    0.40% on assets up to $250 million
                                              0.35% on assets above $250 million

   JSAM Institutional Value Fund              0.50% on assets up to $250 million
                                              0.45% on assets above $250 million

Each sub-advisory agreement provides that the Sub-Advisor shall indemnify the Advisor from and against any claims, losses, liabilities or damages in connection with the Sub-Advisor's performance of its duties, but the Sub-Advisor shall not be obligated for any claim, loss, liability or damage by the Advisor caused by the Advisor's willful misfeasance, bad faith, negligence or reckless disregard of its duties.

Each sub-advisory agreement will remain in force for an initial two-year period and from year-to-year thereafter, as long as its continuance is approved annually in conformance with the 1940 Act. Each sub-advisory agreement may be terminated by the Fund at any time, without the payment of any penalty, by a vote of a majority of the Board of Trustees or by the Fund. Each sub-advisory agreement may be terminated without the payment of any penalty, by the Advisor on not less than 30 days' written notice, or by the Sub-Advisor on not less than 90 days' written notice. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, or the termination of the Management Agreement with the Trust.

PORTFOLIO MANAGERS

The following charts list the Funds' portfolio manager(s), the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in their managed Fund(s) and their ownership of the Fund as of December 31, 2006. Listed below the charts are (i) a description of accounts managed where the advisory fee is based on the performance of the account, (ii) a description of the portfolio manager's compensation structure as of December 31, 2006, (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of a fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between a fund and other accounts managed by the portfolio manager.

SANDS CAPITAL INSTITUTIONAL GROWTH FUND - SANDS CAPITAL MANAGEMENT, LLC

                                                  OTHER ACCOUNTS MANAGED

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                                                     NUMBER OF        TOTAL                     BENEFICIAL
                                          TYPE OF ACCOUNT             ACCOUNTS         ASSETS IN                 OWNERSHIP
                                                                                       ACCOUNTS                  IN FUND
-----------------------------------------------------------------------------------------------------------------------------------
Frank M. Sands Sr.              Registered Investment Companies           5             $  1,648 mil            $100,001 to
                                                                                                                 $500,000
                                ---------------------------------------------------------------------------------------------------
                                Other Pooled Investment Vehicles          8             $    737 mil
                                ---------------------------------------------------------------------------------------------------
                                Other Accounts                         1,354*           $ 16,009 mil
-----------------------------------------------------------------------------------------------------------------------------------
Frank M. Sands Jr.              Registered Investment Companies           5             $  1,648 mil            $50,001 to
                                                                                                                 $100,000
                                ---------------------------------------------------------------------------------------------------
                                Other Pooled Investment Vehicles          8             $    737 mil
                                ---------------------------------------------------------------------------------------------------
                                Other Accounts                         1,354*           $ 16,009 mil
-----------------------------------------------------------------------------------------------------------------------------------
David E. Levanson               Registered Investment Companies           5             $  1,648 mil            $50,001 to
                                                                                                                 $100,000
                                ---------------------------------------------------------------------------------------------------
                                Other Pooled Investment Vehicles          8             $    737 mil
                                ---------------------------------------------------------------------------------------------------
                                Other Accounts                         1,354*           $ 16,009 mil
-----------------------------------------------------------------------------------------------------------------------------------

* This number counts each wrap sponsor program as one client each. The actual number of underlying wrap accounts across the 4 wrap programs is 3,863 as of 12/31/06.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. The Sands Capital investment management team manages one account of a registered investment company and six accounts of other accounts where the advisory fee is based partly on the performance of the account. The total assets in these accounts are $1,565 million as of December 31, 2006.

COMPENSATION STRUCTURE. All employees benefit from (1) a fixed salary competitive in the industry, (2) an annual qualitative bonus based on subjective review of the employees overall contribution, and (3) a standard profit sharing plan and 401(k) plan. Additional incentives for investment professionals and other key employees come through their participation in (4) equity participation. The investment professionals also participate in (5) an investment results bonus based on the Tax Exempt Institutional Equity Composite over a one, three and five year time frame as compared to the Russell 1000 Growth Index.

CONFLICTS OF INTEREST. As an investment advisor to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, varying fee arrangements and personal trading. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars.

Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

JSAM INSTITUTIONAL LARGE CAP VALUE FUND AND JSAM INSTITUTIONAL VALUE FUND - JS ASSET MANAGEMENT, LLC

-----------------------------------------------------------------------------------------------------------------------------------
  PORTFOLIO MANAGER                                    NUMBER OF             TOTAL        BENEFICIAL OWNERSHIP          BENEFICIAL
                               TYPE OF ACCOUNT         ACCOUNTS            ASSETS IN             IN JSAM                 OWNERSHIP
                                                                            ACCOUNTS       INSTITUTIONAL LARGE             IN JSAM
                                                                                             CAP VALUE FUND          INSTITUTIONAL
                                                                                                                        VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
John Schneider          Registered Investment                 2            $ 93.7 mil        Over $1,000,000      Over $1,000,000
                        Companies
                        -----------------------------------------------------------------------------------------------------------
                        Other Pooled Investment               3            $ 41.1 mil
                        Vehicles
                        -----------------------------------------------------------------------------------------------------------
                        Other Accounts                        4            $ 43.6 mil
-----------------------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Schneider manages two accounts of other pooled investment vehicles and one account of other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $25 million as of December 31, 2006.

COMPENSATION STRUCTURE. Mr. Schneider receives a fixed cash salary and an annual variable qualitative cash bonus. The bonus is based on JSAM's profitability, Mr. Schneider's performance and product performance is calculated as a fixed percentage of his base salary. The bonus payment is not derived from or based specifically on the performance or profitability of any one account (including the Funds). Mr. Schneider's compensation is not linked to any specific factors, such as the performance of the Funds or asset levels, although JSAM may consider these factors, among others, when considering the amount of any bonus. Mr. Schneider also owns equity in JSAM and will receive cash distributions (as declared and distributed) in accordance with his ownership interest in JSAM.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when Mr. Schneider has management responsibilities to more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad band of accounts. While Mr. Schneider manages two accounts that are entitled to receive a performance-based adjustment, JSAM does not believe that such adjustment presents a significant incentive for JSAM to unfairly favor such accounts because JSAM has a policy to manage each account based on its investment objectives and related restriction. JSAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.

OTHER SERVICE PROVIDERS

SUB-ADMINISTRATIVE AGENT. JPMorgan Chase Bank, N.A. ("JPMorgan") 303 Broadway, Suite 900, Cincinnati, Ohio 45202, provides sub-administration and accounting services to the Trust. For providing these services, Touchstone Advisors pays JPMorgan an annual fee of .05% of each Fund's first $2.5 billion of average net assets; .04% of the next $2.5 billion of average net assets; 0.35% of the next $2.5 billion of average net assets; .03% of the next $2.5 billion of average net assets; and .025% of average net assets in excess of $10 billion, subject to a minimum monthly fee. For the fiscal year ended December 31, 2006, the Trust paid $1,082,090 to JPMorgan.

TRANSFER AGENT. Effective September 17, 2007 the Trust's transfer agent, JPMorgan, 303 Broadway, Suite 900, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund

The Funds may also pay a fee to certain servicing organizations (such as broker-dealer and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distribution communications to shareholders.

DISTRIBUTOR. Touchstone Securities, Inc. (the "Distributor"), 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 is the principal underwriter of the Trust. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is not obligated to distribute a particular number of shares of the Funds and receives no compensation for serving as principal underwriter. Prior to March 1, 2006, Constellation Investment Distribution Company, Inc. was the Trust's distributor. Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.

CUSTODIAN. PFPC Trust Company (the "Custodian"), a limited purpose trust company incorporated under the laws of Delaware, serves as the primary custodian of the Funds' assets, and may maintain custody of the Funds' assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) selected by the Advisor. Assets of the Funds are not held by the Advisor or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm for the Trust. Its address is 312 Walnut Street, Cincinnati, Ohio 45202.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP, acts as legal counsel to the Trust. Its principal business address is 1701 Market Street, Philadelphia, Pennsylvania 19103.

DESCRIPTIONS OF SHARES

The Trust authorizes the issuance of unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to pro rata shares in the net assets of that Fund. Shareholders have no preemptive rights.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange ("NYSE") is open for business. Currently, the days when the Funds are closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Funds' net asset value per share is computed once daily, Monday through Friday, as of the close of the NYSE, typically 4:00 p.m. eastern time except when the Funds are not open for business, and on days when the NYSE is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Advisor, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor. The Advisor or its delegates may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. If market prices are unavailable or believed to be unreliable, the Advisor will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Debt securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Internal Revenue Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund controls such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Advisor or a Sub-Advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). To the extent designated as such, all or a portion of these distributions may be treated as qualified dividend income eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. In order for the dividends received by a shareholder of a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

A Fund will inform you of the amount of ordinary dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund's shares and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. During the fiscal period ended December 31, 2006, the Sands Capital Institutional Growth Fund had capital loss carryforwards of $8,645 and $38,737,401, which expire in 2013 and 2014, respectively.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Dividends paid by the Funds will be eligible for the dividends-received deduction allowed to corporate shareholders to the extent they are derived from dividends from domestic corporations, subject to certain limitations; however, dividends received by a corporate shareholder, which qualify for the dividends-received deduction, may not be subject to the alternative minimum tax.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend for this purpose if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in a corporate shareholder's alternative minimum taxable income calculation.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate tax rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (which are subject to certain limitations). The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

STATE TAXES

Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

SECURITIES TRANSACTIONS

Each Sub-Advisor selects brokers and dealers to effect securities transactions for the Funds. Each Sub-Advisor will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While each Sub-Advisor generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Each Sub-Advisor seeks to select brokers or dealers that offer a Fund the best price and execution or other services that benefit the Funds.

The Funds paid the following brokerage commissions during the fiscal period ended December 31, 2006:

--------------------------------------------------------------------------------
Sands Capital Institutional Growth Fund                         $  627,828
--------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund                         $   73,617
--------------------------------------------------------------------------------
JSAM Institutional Value Fund                                   $   46,402
--------------------------------------------------------------------------------

Each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by a Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Sub-Advisor under the sub-advisory agreement. If, in the judgment of a Sub-Advisor, a Fund or other accounts managed by the Sub-Advisor will be benefited by supplemental research services, the Sub-Advisor is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining fund strategy; providing computer software used in security analyses; and providing fund performance evaluation and technical market analyses. The expenses of a Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a fund or account generating the brokerage, and there can be no guarantee that the Sub-Advisor will find all of such services of value in advising that Fund. During the fiscal period ended December 31, 2006, no brokerage transactions were directed to brokers due to research services provided.

The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. No Sub-Advisor may directly or indirectly compensate a broker for promoting Fund shares with Fund transactions.

During the fiscal period ended December 31, 2006, the JSAM Institutional Large Cap Value Fund acquired common stock of the Trust's regular broker-dealers as follows:

              Broker-Dealer                     Value as of 12-31-06
              -------------                     --------------------
           Citigroup Inc.                             $ 866,135
           JP Morgan Chase & Co.                      $ 652,050

PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Institutional Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Institutional Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Institutional Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Institutional Growth Fund provides its full holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, within sixty days after quarter end, and to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.

Employees of Touchstone Investments and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each share held entitles the shareholder of record to one vote for each whole share owned, and a proportional fractional vote for each fractional share owned. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of Funds. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisors. Generally, the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.

The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX. Form N-PX for each Fund is available upon request by calling 1.800.543.0407 or by writing to the Trust at Touchstone Institutional Funds Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 30, 2007, the following entities owned of record 5% or more of the outstanding voting securities of the Funds. No person or entity owned beneficially more than 5% of the outstanding securities of the Funds.

-----------------------------------------------------------------------------------------------------------------------------------
                Fund                                    Name and Address                        Record        Percent of Shares
                                                                                                Owner
-----------------------------------------------------------------------------------------------------------------------------------
Sands Capital Institutional Growth     Charles Schwab & Co. Inc.                                  X                 16.09%
Fund                                   Reinvest Account
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA  94104-4122
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Sands Capital Institutional Growth     Prudential Investment Management Services                  X                 48.32%
Fund                                   FBO Mutual Fund Clients
                                       100 Mulberry Street
                                       Three Gate Center Drive
                                       Newark, NJ 07102-4056
-----------------------------------------------------------------------------------------------------------------------------------
Sands Capital Institutional Growth     T. Rowe Price Retirement Plan Services Inc.                X                 6.44%
Fund                                   FBO Intermountain Healthcare
                                       4515 Painters Mill Road
                                       Owings Mills, MD  21117-4903
-----------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value     Charles Schwab & Co. Inc.                                  X                 71.42%
Fund                                   Reinvest Account
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA  94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value     Ameritrade Inc.                                            X                 10.49%
Fund                                   For the Exclusive Benefit of Our Customers
                                       P.O. Box 2226
                                       Omaha, NE  68103-2226
-----------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Value Fund          Western & Southern Life Insurance Co.                      X                 78.95%
                                       400 Broadway Street
                                       Cincinnati, OH  45202-3341
-----------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Value Fund          Charles Schwab & Co. Inc.                                  X                 17.24%
                                       Reinvest Account
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA  94104-4122
-----------------------------------------------------------------------------------------------------------------------------------

As of August 30, 2007, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and each Fund.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended December 31, 2006 are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by writing Touchstone Institutional Funds Trust at P.O. Box 5354, Cincinnati, OH 45201-5354. You may also obtain the Annual Report, as well as other information about the Trust from the EDGAR Database on the SEC's website at www.sec.gov.

APPENDIX A

                          SANDS CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES
                       Implementation Date: November 2006
 ------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment advisor to adopt and implement written policies and procedures, reasonably designed to ensure that the advisor votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the advisor to provide a concise summary of the advisor's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the advisor disclose to clients how they may obtain information on how the advisor voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Fund Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Advisor's clients, including developing, authorizing, implementing and updating the Advisor's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Advisor. The Proxy Committee typically reviews reports on the Advisor's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Advisor's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an advisor's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the fund security;

            o     The exchange ticker symbol of the fund security;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the fund security;

            o     The shareholder meeting date;

            o     The number of shares SCM is voting on firm-wide;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether or not SCM cast its vote on the matter;

            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            o     Whether SCM cast its vote with or against management; and

            o     Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o Conflict: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o Conflict: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o Conflict: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:
-----------

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Advisor's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Advisor may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Advisor may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Advisor will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:
-------------------------------------

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:
------------------------------------------------------

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:
---------------------

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                                  ATTACHMENT C

                             PROXY VOTING GUIDELINES
                             -----------------------

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a fund company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C.    VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

D.    SIZE OF THE BOARD

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

A.    POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B.    FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E.    SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      1.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
            BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                      V. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              VI. CAPITAL STRUCTURE

A.    COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B.    DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                    VII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                          VIII. STATE OF INCORPORATION

A.    VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    IX. MERGERS AND CORPORATE RESTRUCTURINGS

A.    MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B.    CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C.    SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D.    CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.

                       X. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a Fund company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

                             JS ASSET MANAGEMENT LLC
                       PROXY VOTING POLICY AND PROCEDURES

The procedures for receipt and voting of proxies by JS Asset Management LLC are as follows:

1. The client notifies their custodian bank to forward all proxies for their account with JS Asset Management to the following address:

                     Institutional Shareholder Services, Inc.
                     VAS / 2729 / JS ASSET MANAGEMENT
                     2099 Gaither Road, Suite 501
                     Rockville, MD  20850-4045

2. JS Asset Management tracks the client portfolio(s) to ensure current listing of all securities held.

3. JS Asset Management tracks the shareholder meeting dates to ensure that all proxies are voted in a timely manner. Any discrepancies with the custodian bank over number of shares entitled to vote as of the record date are reconciled. Institutional Shareholder Services, Inc. contacts the appropriate custodian or proxy distribution agent if no share positions are reported via ADP or if no proxy cards are received.

4. JS Asset Management reviews the Institutional Shareholder Services (ISS) analyses of the proxy issues thoroughly and then communicates its voting position to Institutional Shareholder Services (ISS) electronically. ISS then executes the votes.

5. If a material conflict is present, JS Asset Management will follow the recommendation of ISS and will vote those shares accordingly.

6. JS Asset Management records and cross references all proxies to ensure they are received and voted.

7. JS Asset Management provides a report quarterly or annually summarizing securities voted with the supporting documentation of positions taken. Reports are available to non-ERISA clients upon request. ERISA clients automatically receive quarterly reports.

8. Copies of proxy statements are available from the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system.

9. JS Asset Management's Proxy Policy is reviewed annually by the firm's Proxy Committee. The members of this committee are CIO John Schneider, CCO Jerry Scarpati and Proxy Administrator Brian McCafferty.

SUMMARY:

The Proxy Policy contains guidelines for reviewing all proxy proposals in a way that is consistent and that facilitates voting solely in the interests of plan participants and beneficiaries, and for the exclusive purpose of providing economic benefits to them. These guidelines provide a general framework for voting recurring proposals while unique proposals are reviewed case-by-case.

In general, JS Asset Management votes "FOR" those proposals that more closely link the fortunes of employees and management to the performance of the corporation's stock and/or aid in accountability to shareholders (plan participants and beneficiaries). Proxy proposals that serve to entrench management or reduce management's accountability to shareholders are typically voted "AGAINST."